ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20130761433-40
Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/20/2013 5:55 AM
	Entity Number E0069982008-9

Amendment to Articles of Organization

(PURSUANT TO NRS 86.221)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company (Pursuant to NRS 86.221)

1. Name of limited-liability company:

MERIDIAN ANIMAL HEALTH, LLC

2. The company is managed by: ☐ Managers OR ☒ Members (check only one box)

3. The articles have been amended as follows: (provide article numbers, if available)*

Article 4 is amended as follows:
The company is managed by its members.

Article 5 is amended as follows:
The name and address of the Managing Member is:

SERGEANT'S PET CARE PRODUCTS, INC.
315 Eastern Avenue
Allegan, Michigan 49010-9070

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature (must be signed by at least one manager or by a managing member):

X [signature]
Signature

* 1) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited," or the abbreviations "Ltd.," "L.L.C.," "L.C.," "LLC" or "LC." The word "Company" may be abbreviated as "Co."

2) If adding managers, provide names and addresses.

FILING FEE: $175.00

#9393522

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20080067374-97
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 01/29/2008 8:38 AM
	Entity Number E0069982008-9

Articles of Organization Limited-Liability Company

(PURSUANT TO NRS 86)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company: (must contain approved limited-liability company wording; see instructions)	MERIDIAN ANIMAL HEALTH CARE, LLC			Check box if a Series Limited-Liability Company ☐
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	CAPITAL CORPORATION SERVICE, INC. Name			
	202 SOUTH MINNESOTA (MANDATORY) Physical Street Address	CARSON CITY City	Nevada	NV Zip Code
	(OPTIONAL) Mailing Address	City	State	Zip Code
3. Dissolution Date: (OPTIONAL; see instructions)	Latest date upon which the company is to dissolve (if existence is not perpetual):			
4. Management:	Company shall be managed by ☒ Manager(s) OR ☐ Members (check only one box)			
5. Name and Address of each Manager or Managing Member: (attach additional page, if more than 3)	KEITH MARTIN Name			
	1601 ELM STREET Address	DALLAS City	TX State	75201 Zip Code
	ALAN BROWN Name			
	1601 ELM STREET Address	DALLAS City	TX State	75201 Zip Code
	BOB SCHARF Name			
	2637 SOUTH 158TH PLAZA, SUITE 100 Address	OMAHA City	NE State	68130 Zip Code
6. Name, Address and Signature of Organizer: (attach additional page, if more than 1)	STEVEN SMATHERS Name	X [signature] Signature		
	1601 ELM STREET Address	DALLAS City	TX State	75201 Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named limited-liability company. X [signature] Authorized Signature of R.A. or On Behalf of R.A. Company	Date		

This form must be accompanied by appropriate fees.